                                                                   Exhibit 10.24

                               LEASE AGREEMENT
                                   BETWEEN



               Network Marketing, L.C.
               d.b.a. Rexall Showcase International ("Tenant")


                                     AND



                WRC Properties, Inc. ("Landlord")

                               INDUSTRIAL LEASE

                                    INDEX


TITLE
                                                PAGE            PARAGRAPH
Acceptance of Premises                           5                 9
Access, Changes in Building
  Facilities Name                                13                27
Additional Rent                                  9                 15
Alterations                                      6                 11
Assignment                                       3                 6
Broker(s)                                        11                20
Broker Acknowledgment                            17
Common Areas                                     15                31
Condemnation                                     12                25
Construction, Applicable Laws                    5                 7
Default                                          7                 14
Delay of Possession                              6                 12
Destruction or Damage                            6                 13
Entire Agreement                                 16                36
Exhibit "A" - Site Location                      18
Exhibit "B" - Rules and Regulations              19
Exhibit "C" - Sign Requirements                  21
Hazardous Waste                                  15                34
Indemnification                                  10                17
Insurance                                        11
Liens                                            12                23
Notices                                          11                21
Option to Renew                                  3                 3
Peaceful Possession                              13                26
Preparation of Premises                          5                 8
Radon Gas                                        16                35
Relocation of Tenant                             15                32
Rent                                             1                 2
Repairs and Maintenance                          5                 10
Rules and Regulations                            12                22
Security                                         3                 4
Security Systems                                 14                30
Signs                                            15                33
Sign Placement Plan                              22
Subordination                                    10                16
Surrender, Holding Over                          14                28
Term                                             1                 1
Transfer by Landlord                             12                24
Use                                              3                 5
Utilities                                        14                29
Waiver                                           11                19
Exhibit "D" - Tenant Improvements                23
Rider No. "1" - Addendum                         24

                               INDUSTRIAL LEASE


THIS LEASE AGREEMENT, dated as of the 3rd day of March 1995 by and between WRC Properties, Inc. referred to as "LANDLORD", and Network Marketing, L.C. hereinafter referred to as "TENANT": d.b.a. Rexall Showcase International

                                  WITNESSETH:

LANDLORD hereby leases to TENANT and TENANT hereby hires from LANDLORD:

Space located at:       7656-7686 N.W. 77th Street (Bldg. 204)
                        -----------------------------------------
                        Boca Raton, FL  33487
                        -----------------------------------------
                        of Boca Industrial Park
                        -----------------------------------------


hereinafter referred to as the "Premises" or "Demised Premises", for the term hereinafter stated, for the rents hereinafter reserved, and upon and subject to the terms, conditions, and covenants hereinafter provided.

        1.      TERM:

The term of this Lease shall commence on April 1, 1995 and end at midnight on March 31, 1998.

        2.      RENT:

The rent reserved under this Lease for the term hereof shall be and consist of:

                A. Base Rent of $ See Page 1A per year, which shall be payable in advance, in equal monthly installments, without deduction or setoffs and without prior demand therefore, on the first day of each and every calendar month during the term of this Lease except that TENANT shall pay, upon execution and delivery of this Lease by TENANT, the sum of $20,000.00, together with $9,750.00, representing the first month's portion of the estimated share of expenses per section 15 of this Lease entitled "Additional Rent", plus applicable sales tax, to be applied against the first installment of Base Rent becoming due under this lease.

                B. All taxes in the nature of sales, use or similar taxes, now or hereinafter assessed or levied by any taxing authority upon the payment of fixed rent or Additional Rent as hereinafter defined, and which the LANDLORD is required or permitted to collect from TENANT, shall be payable simultaneously with the payment of Base Rent or Additional Rent.

                C. TENANT covenants and agrees to pay a late charge for any payment of Base Rent not received by LANDLORD on or before the tenth (10th) day of each month and for any other payment, such as Additional Rent, not received by LANDLORD on or before the date when same is due. Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in case of Additional Rent. The amount of the late charge shall be an amount equal to the interest commencing on the dates aforesaid, ending on the date of receipt of the sum(s) by LANDLORD and having a rate equal to eighteen percent (18%) per annum. In the event any late charge is due to LANDLORD, LANDLORD shall advise TENANT in writing and TENANT shall pay said late charge to LANDLORD not later than the date when the next payment of Rent is due.

                           NETWORK MARKETING, L.C.
                     D.B.A. REXALL SHOWCASE INTERNATIONAL
                                RENT SCHEDULE

                                  BASE RENT

Base Rent shall be increased as follows:

                Year            $/SF    ANNUAL RENT     MONTHLY RENT
                ----            ----    -----------     ------------
1.        04/01/95 - 03/31/96   $4.00   $240,000.00      $20,000.00

2.        04/01/96 - 03/31/97    4.20    252,000.00       21,000.00

3.        04/01/97 - 03/31/98    4.41    264,600.00       22,050.00


                              OPERATING EXPENSES

1995 Operating Expenses are estimated at $1.95 per square foot. Operating Expenses are adjusted annually based on a calendar year.

                           NETWORK MARKETING, L.C.
                     D.B.A. REXALL SHOWCASE INTERNATIONAL

                   60,000 SF @ $1.95/SF = $117,000.00/year
                            or $9,750.00 per month


















                                      1A

        E. Additional Rent consisting of all such other sums of money as shall become due from and payable by TENANT to LANDLORD hereunder (for default in payment of which LANDLORD shall have the same remedies as for a default in payment of fixed rent); all to be paid to LANDLORD without demand, deduction, or set off at its office, or such agent or such other place as Landlord may designate by notice to TENANT, in lawful money of the United States of America. Rent and Additional Rent shall be made payable to:

                        WRC Properties, Inc.
                        ----------------------------
                        c/o McCoy/PM Realty Group
                        ----------------------------
                        6301 N.W. 5th Way
                        ----------------------------
                        Ft. Lauderdale, FL  33309
                        ----------------------------

        3.      OPTION TO RENEW:

                A. The TENANT is hereby granted an option to renew/extend this Lease for an additional three (3) year term, commencing 04/01/98 through 03/31/01, subject to the terms of this Lease as well as the following terms and conditions:

                        (1) To exercise this option, the TENANT shall give 180 days written notice prior to the termination date of this lease of its intention to renew. In the absence of such timely notification, the option to renew shall be null and void.

                        (2) TENANT must not be in default of any of the conditions or covenants of this Lease.

                        (3) The rental rate during the initial year of the option period shall be the current market rate. Landlord shall notify Tenant of the current market rate upon Tenant's written notice of its intention to renew. Notwithstanding contrary provisions hereof, in no event shall the renewal rate herein be less than $4.41/SF plus additional rent (operating expenses). Should Tenant exercise this option, the demised premises shall be leased in "as-is" condition.

                        (4) Rental adjustments to the new Base Rent during the option period shall be made annually in the same manner as adjustments were made for the initial Lease Term.

        4.      SECURITY:

TENANT simultaneously with the execution and delivery of this Lease has deposited with LANDLORD, the sum of $29,750.00 receipt of which is hereby acknowledged, which sum shall be retained by LANDLORD as security for the payment by TENANT of the rents herein agreed to be paid by TENANT and for the faithful performance by TENANT of the terms, conditions, and covenants of this Lease. It is agreed that LANDLORD, at LANDLORD's option, may at any time apply said sum or any part thereof toward the payment of the rents and any other sum payable by TENANT under this Lease, and/or toward the performance of each and every of TENANT's covenants under this Lease and TENANT's liability under this Lease shall thereby be reduced pro tanto; that TENANT shall remain liable for any amounts that such sum shall be insufficient to pay; that LANDLORD may exhaust and or all rights and remedies against TENANT before resorting to said sum, but nothing herein contained shall require or be deemed to require LANDLORD to do so; that, in the event this deposit shall not be utilized for any of such purposes, then such deposit shall be returned by LANDLORD to TENANT promptly after the expiration of the term of the Lease. LANDLORD shall not be required to pay TENANT any interest on said security deposit. Promptly upon demand by LANDLORD, TENANT shall deposit with LANDLORD such additional sum as may be necessary to replace any amounts expended therefrom by LANDLORD pursuant to the provisions hereof, so that there shall always be a security deposit in the sum first set forth above. Landlord shall provide written notice should Tenant's security deposit be applied in any manner as described herein. Any amount of security deposit remaining at lease expiration shall be refunded to Tenant within 45 days of the expiration date of the Lease.

        5.      USE:

The TENANT will use and occupy the Premises for _________________ distribution, warehouse, packaging and ancillary office and for no other use or purpose.
The TENANT will not create nor allow to be created any form of pollution whether noise, smoke, or otherwise within or without the Demised Premises.
The Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use.

        6.      ASSIGNMENT:

TENANT may not assign, sublet, transfer, or dispose of this Lease during the term hereof, or underlet the Demised Premises or any part thereof or permit the Premises to be occupied by any other persons without the written consent of LANDLORD first obtained in each case. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than the TENANT, the LANDLORD may, at LANDLORD's option, after default by the TENANT, collect rent from the assignee, under tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as TENANT or a release of the TENANT from the further observance and performance by the TENANT of the convenants herein contained.

Notwithstanding the foregoing provisions of this paragraph, this Lease may be assigned, sublet, or transferred to, or the Demised Premises may be underlet to, or occupied by, in whole or in part, (i) any corporation into or with which TENANT may be merged or consolidated, or (ii) any corporation which now or hereafter is an affiliate, subsidiary, parent, or successor of TENANT, or (iii) any corporation which acquires all or a substantial portion of the stock or assets of TENANT, or (iv) any partnership, the majority or controlling interest in which shall be owned by TENANT, or an affiliate, subsidiary, parent, or successor of TENANT, or by stockholders of TENANT or of an affiliate, subsidiary, parent, or successor of TENANT, without the written consent of LANDLORD.

If TENANT shall desire to make interior alterations in connection with an assignment or subletting which is permitted hereunder, LANDLORD shall not unreasonably withhold or delay its consent thereto.

For the purpose of this paragraph, a "subsidiary" or "affiliate" or a "successor" of TENANT shall mean the following:

                A. An "Affiliate" shall mean any corporation which, directly or indirectly controls or is controlled by or is under common control with TENANT. For this purpose "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise;

                B. A "subsidiary" shall mean any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time, be owned directly or indirectly by TENANT;

                C.  A "successor" of TENANT shall mean:

                        (1) A corporation in which or with which TENANT, its corporate successors, or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by the effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the surviving such merger or created by such consolidation; or

                        (2) A corporation or partnership acquiring this Lease and the term hereby demised and a substantial portion of the property and assets or the stock of TENANT, its corporate successors, or assigns or;

                        (3) A corporate or other entity resulting from a reorganization of TENANT (not a reorganization under the Bankruptcy laws); or

                        (4) A corporate successor to a successor corporation becoming such by any of the methods described in (1), (2) or (3), provided that on the completion of such merger, consolidation, acquisition, or assumption, the successor shall have a net worth no less than Tenant's net worth immediately prior to such merger, consolidation acquisition, or assumption.

Acquisition, reorganization, or assumption by TENANT, its corporate successors or assigns, of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into TENANT for the purpose of this paragraph.

Anything to the contrary notwithstanding, where the consent of the LANDLORD is necessary to a proposed assignment or subletting, TENANT agrees to notify the LANDLORD in writing of the name, address, terms of the proposed sublease or assignment, proposed use, and such other data concerning the assignee or sublessee as TENANT shall have obtained. LANDLORD shall have thirty (30) days from such notice within which to (a) give its written consent to such assignment or sublease with TENANT remaining fully liable for its obligations under the Lease;

(b) acquiesce to such assignment or sublease, but terminate TENANT's obligations under the Lease (provided LANDLORD and assignee or sublessee enter into a new Lease upon the same terms as set forth in the proposed assignment or sublease); or (c) give written notice that it is withholding its consent to the proposed assignment or subletting in accordance with the applicable provisions of this Lease.

In the event of the transfer and assignment by Landlord of its interest in this Lease and/or in the building containing the Leased Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations thereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

        7.      CONSTRUCTION, APPLICABLE LAW:

The words "LANDLORD" and "TENANT" as used herein shall include plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one LANDLORD or TENANT, the obligations imposed hereunder upon the LANDLORD and TENANT shall be joint or several. The section headings or titles in this Lease are not a part hereof and shall have no effect upon the construction of interpretation of any part hereof. This Lease shall be construed and enforced under the laws of the State of Florida. Should any provisions of this Lease be illegal or unenforceable under such laws, it or they shall be considered severable and this Lease and its conditions shall remain in force and be binding upon the parties hereto just as though the illegal or unenforceable provisions has never been included herein.

        8.      PREPARATION OF THE PREMISES:  "AS IS"

Landlord shall provide tenant improvements as outlined on Exhibit "D", attached hereto.

        9.      ACCEPTANCE OF THE PREMISES:

TENANT's failure to give written notice to LANDLORD at any time during the thirty (30) day period after TENANT has taken possession of the Demised
Premises shall be conclusive evidence that the Demised Premises were in good order and satisfactory condition on the day TENANT took possession. No promise of the LANDLORD to alter, remodel, or improve the Demised Premises and no representation respecting the condition of the Demised Premises have been made by the LANDLORD to the TENANT, unless the same is contained herein or made a part hereof, and the TENANT will make no claim on Account of any representations whatsoever, whether made by any renting agent, broker, officer, or other representatives of LANDLORD or which may be contained in any circular, prospectus, or advertisement relating to the Demised Premises, unless the same is specifically set forth or referenced in this Lease. The LANDLORD agrees that it will promptly correct any of the work to be performed by the LANDLORD under the terms of this Lease which defects, inconsistencies or work are set forth in the above referenced written notice to LANDLORD.

        10.     REPAIRS AND MAINTENANCE:

The TENANT will, at TENANT's sole cost and expense, keep the Demised Premises in good repair and tenantable condition during the term of this Lease. The repair and maintenance of the whole of the Demised Premises, including without limitation, the nonstructural interior portions of the Demised Premises; including storefronts, windows, doors, floor covering, plumbing, ventilation, heating and air conditioning systems, shall be the sole responsibility of the TENANT at the TENANT's expense.

The TENANT will, at the termination of this Lease, by lapse of time or otherwise, surrender the Premises in the same condition as when received, reasonable wear and tear excepted, and shall surrender all keys for the Premises to LANDLORD. TENANT shall remove all its trade fixtures, leased equipment and any alterations or improvements which LANDLORD requests to be removed before surrendering the Premises as aforesaid and shall repair any damage to the

Premises caused thereby. TENANT's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease.

The TENANT shall at its own cost and expense, enter into an annual contract for regularly scheduled preventive maintenance and repair, with a licensed maintenance contractor approved by the LANDLORD, for servicing and repair of all heating and air conditioning systems and equipment serving the Premises. Not later than thirty (30) days following the commencement of this Lease and annually thereafter, TENANT shall furnish to LANDLORD a copy of the air conditioning maintenance contract described above and proof that the annual premium for the maintenance has been paid. Provided Tenant enter into the above referenced contract, Landlord shall replace any existing compressors that will not function.

The service contract must include all services suggested by the equipment manufacturer. The maintenance contractor shall keep a detailed record of all services performed on the Premises and prepare a yearly service report to be furnished to the TENANT and the LANDLORD at the end of each calendar year. The LANDLORD may, but shall not be required to, upon notice to the TENANT, elect to enter into such maintenance/service contract on behalf of the TENANT or perform the work itself, and in either case, charge TENANT therefore, together with a reasonable charge of overhead.

The LANDLORD agrees to repair and maintain in good order and condition the roof, roof drains, exterior walls, parking lots, landscaping, exterior lighting and the structural integrity of the interior and exterior of the Premises.

        11.     ALTERATIONS:

TENANT shall make no alterations, additions, installations, improvements, or decorations in or to the Premises without the written consent of LANDLORD, which consent shall be subject to the foregoing and upon such terms and conditions as LANDLORD may require and stipulate in such consent, including without limitations, (a) physical and spatial limitations, (b) governmental approvals, (c) payment, (d) bonding to guarantee the payment of contractor's fees, (e) indemnification, (f) liens, (g) designations of approved contractors and subcontractors and (h) LANDLORD's insurer's requirements. This clause shall not be construed to mean that the LANDLORD shall allow any mechanics' liens upon the Premises based upon work ordered by the TENANT.

        12.     DELAY OF POSSESSION:

If the Landlord is unable to give possession of the Demised Premises on the date stipulated in Paragraph 1 hereof as the commencement of the term hereof, by reason of the LANDLORD not having fully completed construction of the Demised Premises or the holding over of any prior tenant or tenants or for any other reason; an abatement or diminution of the rent to be paid hereunder shall be allowed. TENANT under such circumstances, but noting herein shall operate to extend the term of this Lease beyond the expiration date; and said abatement in rent shall be in the full extent of LANDLORD's liability to TENANT for any loss or damage to TENANT on account of said delay in obtaining possession of the Premises. In the event Landlord is unable to deliver the leased premises by May 1, 1995, Tenant may terminate the Lease.

        13.     DESTRUCTION OR DAMAGE:

                A. In the event that the Demised Premises shall be destroyed or damaged or injured by fire or casualty during the term of this Lease, whereby all or a part thereof shall be rendered untenantable, then the LANDLORD shall have the right, to be exercised by notice to TENANT within thirty (30) days after casualty, to render such premises tenantable by repairs within 180 days therefrom subject to extension for delays faced by LANDLORD due to adjustment of insurance proceeds, labor trouble, governmental controls, so-called acts of God, or any other cause beyond LANDLORD's reasonable control. If said Premises are not rendered tenantable within said time, it shall, be optional with either party hereto cancel this Lease, by written notice to the other, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty and paid rent refunded. During any time that the Demised Premises are untenantable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated.

     B. If the Demised Premises shall suffer damage to an extent that less than fifteen percent (15%) of the building in which the Demised Premises are located are rendered untenantable, then LANDLORD agrees to proceed promptly and without expense to TENANT to repair the damage and restore the improvement installed by LANDLORD, and TENANT shall be entitled to an abatement of a fair and just portion of the rent and other payment required under this Lease according to TENANT'S ability to use the Premises from the date of such damage until said Premises are completely reinstated or restored. If damage to the Demised Premises in excess of $100,000.00 shall occur within the last year of the initial term or the option extension period provided for herein, the obligation of the LANDLORD to restore the Premises shall not arise unless TENANT shall give notice to LANDLORD within thirty (30) days after such damage of its desire to extend the term of this Lease for an additional option term if such option term is still available. Upon such notice, LANDLORD agrees with all due diligence to repair and restore the Demised Premises and the Lease shall continue. Failing such notice to exercise in available option to extend, LANDLORD, at its option, shall have the right to terminate this Lease or to restore the Premises and the Lease shall continue for the remainder of the then unexpired term and any options which are thereafter exercised. TENANT shall be entitled to an abatement of a fair and just portion of the rent and other payments required under this Lease according to the TENANT's ability to use the Premises from the date of such damage until the Premises are completely reinstated and restored.

     C. No damages, compensation, or claim shall be payable by LANDLORD for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the building pursuant to this paragraph. If the LANDLORD is required to, or exercises its rights to, restore the Premises, then LANDLORD shall use its best efforts not to unreasonably interfere with the TENANT's use and occupancy. Notwithstanding anything to the contrary the LANDLORD shall not be liable for damages or claims if it is unable to obtain insurance.

     D. Notwithstanding any of the provisions of the foregoing, if the LANDLORD or the holder of any superior mortgage, as defined hereafter is unable to collect all of the insurance proceeds, if any, applicable to the damage or destruction of the Demised Premises or of the building by fire or some other casualty or cause, by reason of some action or inaction on the part of the TENANT, its agents, employees, or contractors then without prejudice to any other of LANDLORD's remedies available against TENANT, there shall be no abatement of the rent due from TENANT to the extent of the uncollected insurance proceeds, if any.

     E. LANDLORD will not carry separate insurance of any kind covering TENANT's property. Except by reason of LANDLORD's breach of any of its obligations hereunder or by operation of law the LANDLORD shall not be liable for the repair of any damage or the replacement of TENANT's property.

  14.  DEFAULT: LANDLORD'S REMEDIES

All rights and remedies of the LANDLORD herein enumerated shall be cumulative, and none shall exclude another or any other right or remedy provided by law.

    A. If TENANT or any guarantor of this Lease shall become bankrupt or insolvent or unable to pay its debts as such become due, or file any debtor proceedings or if TENANT or any guarantor shall take or have taken against either party in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT's or any such guarantor's property, or if TENANT or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and LANDLORD, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

                B. If the TENANT defaults in the payment of rent or in the prompt and full performance of any provisions of this Lease, or if the leasehold interest or the TENANT's business or fixtures of TENANT are levied upon under execution or attached by process of law, or if the TENANT makes an assignment for the benefit of creditors, the TENANT abandons the Premises, then and in any such event the LANDLORD may, if the LANDLORD so elects, but not otherwise, and after three (3) days written notice thereof to TENANT, forthwith terminate this Lease and the TENANT's right to possession of the Demised Premises, or terminate only TENANT's right to possession hereunder. In the event Tenant vacates the leased premises yet continues to pay all rent when due, this shall not be deemed default.

                C. Upon any termination of this Lease, whether by lapse of time or otherwise, the TENANT shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the LANDLORD, and hereby grants to the LANDLORD full and free license to enter into and upon the Premises in such event with or without process of law and to expel or remove the TENANT and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without relinquishing the LANDLORD's rights to rent or any other right given to LANDLORD hereunder or by operation of law. The TENANT expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of the LANDLORD'S election to terminate this Lease or to re-enter the Premises, except as provided for in subparagraph (b) of this paragraph, and agree that the simple breach of any covenants or provisions of this Lease by the TENANT shall, of itself, without the service of any notice or demand whatsoever, constitute an unlawful detainer by TENANT of the Premises within the meaning of the Statutes of the State of Florida.

                D. If the TENANT abandons the Premises or otherwise entitles the LANDLORD so to elect and the LANDLORD does elect to terminate the TENANT's right to possession only, without terminating the Lease, the LANDLORD may, at the LANDLORD's option, enter into the Premises, remove the TENANT's signs and other evidence of tenancy, and take and hold possession thereof without such entry and possession terminating the Lease or releasing the TENANT, in whole or in part from the TENANT'S obligation to pay the rent hereunder for the full term, and in any such case the TENANT shall pay forthwith to the LANDLORD, a sum equal to the entire amount of the rent reserved under Paragraph 2 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, the LANDLORD may, but need not, relet the Premises or any part thereof for the account of the TENANT to any person, firm, or corporation other than the TENANT for such rent, for such time, and upon such terms as the LANDLORD in the LANDLORD's sole discretion shall determine; and the LANDLORD shall not be required to accept any tenant offered by the TENANT. In any such case, the LANDLORD may make repairs, alterations, and additions in or to the Premises and redecorate the same to the extent deemed by the LANDLORD necessary or desirable, and the TENANT shall, upon demand, pay the cost thereof, together with the LANDLORD's expenses of the reletting. If the consideration collected by the LANDLORD upon any such reletting for the TENANT's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating, and the LANDLORD's expenses, the TENANT shall pay to the LANDLORD the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the LANDLORD, the LANDLORD, at the end of stated term of the Lease, shall account for the surplus to the TENANT.

                E. Landlord shall use all remedies available under Florida state law as it relates to Tenant default. Any and all property which may be removed for the Premises by the LANDLORD pursuant to the authority of law, to which the TENANT is or may be entitled, may be handled, removed, or stored by LANDLORD at the risk, cost, and expense of TENANT, and LANDLORD shall in no event be responsible for the value, preservation, or safekeeping thereof.
TENANT shall pay to LANDLORD, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in LANDLORD's possession or under LANDLORD's control. LANDLORD may place such property after it has been stored for a period of ninety (90) days or more, LANDLORD may sell any or all of such property in such manner and at such times and places as LANDLORD in its sole discretion may deem proper, without notice to or demand upon TENANT for the payment of any part of such charges or the removal of any of such property and shall apply the proceeds of such sale first to the cost of expenses of such sale, including reasonable attorneys' fees; second, to the payment of the costs and charges of storing any property; third, to the payment of any other sum of money which may then or thereafter be due to LANDLORD from TENANT under any of the terms hereof; and fourth, the balance, if any, to TENANT. The removal and storage of TENANT's property as above provided shall not constitute a waiver of LANDLORD's lien thereon.

     F. TENANT shall pay upon demand all of LANDLORD's costs, charges, and expenses, including the fees of counsel, agents, and others retained by LANDLORD, incurred in enforcing TENANT's obligations hereunder or incurred by LANDLORD in any litigation, negotiations, or transaction in which TENANT causes LANDLORD, without LANDLORD'S fault, to become involved or concerned.
Attorneys' fees shall be awardable for all phases of litigation, trial, as well as appellate. To perfect and assist in the implementation of certain of LANDLORD's rights in and to the TENANT's personal property, TENANT hereby pledges and assigns to LANDLORD and grants unto LANDLORD a lien upon all furniture, fixtures, goods, and chattels of TENANT which shall or may be brought or put on the Premises as further security for the faithful performance of the terms, provisions, conditions, and covenants of this Lease, and TENANT specifically agrees that said lien may be enforced by distress, foreclosure, or otherwise at the election of the LANDLORD. TENANT hereby expressly waives and renounces for himself and family, any and all homestead exemption right he may have now or hereafter, under or by virtue of the Constitution or laws of the State of Florida, or of any other State, or of the United States, as against the payment of rent, Additional Rent, or any other charges payable by TENANT hereunder or any other obligation or damage that may accrue under the terms of the Agreement.

    15.  ADDITIONAL RENT:

    A.   Definitions:

"Building" means Buildings 204 in which the Demised Premises are located. "Parcel" means Tract II, Boca Commerce Center, according to the Plat thereof, recorded in Plat Book 46, at Page(s) 44-46 of the Public Records of Palm Beach County, Florida.

"TENANT's Building Share" means the proportion that the square footage of the Demised Premises bears to the total square footage of the rentable area in the building. For calculation purposes, TENANT's Proportional Building Share is estimated to be 43.10 percent. The total rentable area of Building 204 is 139,200 SF.

"TENANT's Parcel Share" means the proportion that the square footage of the Demised Premises bears to the total square footage of the rentable area of building located on the Parcel, which the square footage is 386,046. Tenant's proportionate share of the parcel is estimated to be 15.54 percent.

"TENANT's Share" shall, in reference to any item which applies to the entire Parcel, mean TENANT's Parcel Share and, as to any item for which there is a separate meter of bill for the building (i.e., water and sewer fees), shall mean TENANT's Building Share.

    B. In addition to the Base Rent and adjustments thereto, TENANT shall pay to LANDLORD as Additional Rent, its prorated share of all taxes, assessments, insurance premiums, utility services, operating expenses, maintenance charges, and any other charges, costs, and expenses which arise from the ownership, occupancy or use of the Parcel, or any part thereof.

The TENANT's prorated share of these Additional Assessments shall be calculated by multiplying the cost of these items to the LANDLORD by the TENANT's Percentage as set forth in Section (A) hereof.

The TENANT agrees to pay the Additional Assessments, as set forth above, in monthly payments in advance during the Term of this Lease, as may be estimated by the LANDLORD. At the end of each calendar year, the LANDLORD shall advise the TENANT of the actual TENANT's share of the Additional Assessments payable for such calendar year as computed based upon the cost thereof to the LANDLORD. If there shall have been an underpayment by the TENANT, the TENANT shall pay the difference within ten (10) days; if there shall have been an overpayment by the TENANT, the TENANT shall be given a credit towards the next due payment of its share of the Additional Assessment.

At the end of each calendar year, the TENANT shall have the right to require LANDLORD to substantiate, by written itemization, LANDLORD's computation of TENANT's Additional Assessments. LANDLORD shall furnish such an itemization to TENANT within thirty (30) days from receipt of TENANT's written request for such itemization.

        16.     SUBORDINATION:

This Lease, and all rights of TENANT hereunder, are and shall be subject and subordinate to all ground leases, overriding leases, and underlying leases affecting the Demised Premises now or hereafter existing and to all mortgages which may now or hereafter affect the Demised Premises and to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements, and extensions of such leases and mortgages and spreaders and consolidations of such mortgages (which leases and mortgages are sometimes collectively referred to herein for convenience is the "Superior Lease" and "Superior Mortgage"). This paragraph shall be self-operative and no further instrument of subordination shall be required to make it effective; however, TENANT shall promptly execute and deliver any instrument reasonably requested to evidence such subordination.

                A. TENANT agrees that in the event of any act or omission by the LANDLORD which would give TENANT the right to terminate this Lease, or to claim a partial or total eviction, TENANT shall not exercise any such right until he has notified in writing the holder of any such mortgage which at the time shall be a lien on the Demised Premises or the underlying lessor, if any, of such act or omission.

                B. If the lessor of any such Lease or the holder of any such mortgage shall succeed to the rights of LANDLORD under this Lease, then at the request of such party of succeeding to LANDLORD's rights and upon such successor written agreement to accept TENANT's attornment, TENANT shall attorn to such successor LANDLORD and will execute such instruments as may be necessary or appropriate to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were a direct Lease between the successor LANDLORD and TENANT upon all the terms, conditions, and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor LANDLORD shall not
(i) be liable for any previous act or omission of LANDLORD under this Lease;
(ii) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to TENANT against LANDLORD; and (iii) be bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent unless such modification or prepayment shall have been expressly approved in writing by such LANDLORD or such holder through or by reason of which the successor LANDLORD shall have succeeded to the rights of LANDLORD under this Lease.

                C. TENANT shall deliver to LANDLORD or to its mortgagee or auditors, or prospective purchaser of the owner of the fee, when requested by LANDLORD, a certificate to the effect that this Lease is in full force and that Lessor is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within ten (10) business days after written request shall be conclusive evidence that the Lease is in full force and effect and LANDLORD is not in default and in such event, TENANT shall be stopped from asserting any defaults known to TENANT at that time.

        17.  INDEMNIFICATION:

Neither LANDLORD nor any agent or employee of LANDLORD shall be liable to TENANT for any injury or damage to TENANT or to any other person or for any damage to, or loss (by other person, irrespective of the cause of such injury, damage, or loss), unless caused by or due to the negligence of LANDLORD, its agents, or employees with contributory negligence of TENANT, its agents or employees, subject to the comparative negligence doctrine, it being understood that no property, other than such as might normally be brought upon or kept in the

Premises as an incident to the reasonable use of the Premises for the purposes herein permitted, will be brought upon or be kept in the Premises.

TENANT shall indemnify and save harmless LANDLORD and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management of the Demised Premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created or permitted to exist (other than by LANDLORD for LANDLORD's or TENANT's account) in or about the Demised Premises during the term of this Lease, or during the period of time, if any, prior to the commencement of the term hereof that TENANT may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of TENANT or any of its subtenants or its or their employees, agents, or contractors; and (b) all costs, expenses, and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against LANDLORD, TENANT shall resist and defend such action or proceeding.

        18.     INSURANCE:

TENANT shall carry public liability insurance, in amounts of $500,000.00 in respect of injuries to any one person, and $1,000,000.00 in respect of any one accident or disaster, with companies and on forms acceptable to LANDLORD, naming both LANDLORD and TENANT as parties insured thereby, insuring the parties against any such claim. All such policies of insurance shall provide for not less than thirty (30) days notice to LANDLORD as a condition precedent to cancellation. Such policy shall be delivered to LANDLORD. TENANT shall provide LANDLORD with evidence of payment of renewal premiums or replacement of policy and payment of renewal premiums or replacement of policy and payment of premiums not later than thirty (30) days prior to the expiration of any such policy. The public liability policy shall include Premises and operations.

        19.     WAIVER:

The failure of either the LANDLORD or TENANT to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any right or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such or more obligations of this Lease or of the right to exercise such election, but the same shall both continue and remain in full force and effect with respect to any subsequent breach, act, or omission.

        20.     BROKER(S):

The broker(s) in this transactions (are) Commercial Florida Realty Partners, Inc. McCoy/PM Realty Group. TENANT covenants, warrants, and represents that no other broker was instrumental in consummating this Lease, and that no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises or rental space at Boca Commerce Center.
TENANT agrees to hold LANDLORD harmless from any and all claims, and agrees to defend at its own expense, any and all claims for brokerage commission asserted by third parties other than the broker(s) stated above. *LANDLORD shall be responsible for payment of commission to above broker(s).

        21.     NOTICES:

Any notice, statement, demand, or other communication required or permitted to be given or made by either party to the other, pursuant to this Lease or pursuant to any applicable law, shall be deemed to have been properly given and made if sent by registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth or at such other address as may hereafter be designated by either party by notice to the other and shall be deemed to have been given or made on the day so mailed. Either party may, by notice given as aforesaid, designate a different address or addresses for notices, statements, demands, or other communications intended for it.

*Tenant shall not be responsible for any claims for brokerage commissions asserted by third parties other than the broker(s) stated above regarding claims of brokers representing the Landlord.

For LANDLORD:                     For TENANT:
WRC Properties, Inc.              Network Marketing, Inc.
c/o McCoy/PM Realty Group         d.b.a. Rexall Showcase International
6301 N.W. 5th Way                 851 Broken Sound Parkway NW
Ft. Lauderdale, FL 33309          Boca Raton, FL  33487
ATTN:  Property Manager           ATTN:  Dean DeSantis
                                         Richard Werber


with a copy to:

WRC Properties, Inc.
730 Third Avenue, 7th Fl.
New York, NY  10017


     22.  RULES AND REGULATIONS:

It is mutually agreed that all the rules and regulations included with this instrument attached hereto marked as Exhibit "B" shall be and are hereby made a part of this Lease, and TENANT covenants and agrees that it and its employees, servants, and agents will at all times observe, perform, and abide by said rules and regulations as they exist and as they may be amended hereafter from time to time.

     23.  LIENS:

TENANT further agrees that TENANT will pay all of TENANT'S contractors, subcontractors, laborers, materialmen, and all others, and will indemnify LANDLORD against all legal costs and charges, bond premiums for release of liens, and counsel fees reasonably incurred in the commencement of defense of any suit by the LANDLORD to discharge any liens, judgments, or encumbrances against the Premises caused or suffered by TENANT. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as rent due under this Lease payable upon demand.

The TENANT herein shall not have any authority to create any liens for labor or material on the LANDLORD'S interest in the above described property, and all persons contracting with the TENANT for the doing of any work or the furnishing of any materials on or to the Premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the TENANT only to secure the payments of any bill or work done or material furnished during the term of this Lease.

     24.  TRANSFER BY LANDLORD:

In the event that the interest or estate of LANDLORD in the Premises shall terminate by operation of law or by bonafide sale of the Premises or by execution or foreclosure sale, or for any other reason, then and in any such event LANDLORD shall be released and relieved from all future liability and responsibility as to obligations to be performed by LANDLORD hereunder or otherwise. A voluntary conveyance of the Demised Premises shall not terminate this Lease and LANDLORD'S successor, by TENANT tendering payment of rent hereunder to such successor, shall become liable and responsible to TENANT in respect to all such obligations of LANDLORD under this Lease.

This Lease may be assigned by the LANDLORD, in which case, the TENANT, upon request by the LANDLORD, shall issue a letter stating that the Lease is in full force and effect* and that there are no setoffs or claims or other defenses to rent.

     25.  CONDEMNATION:

In the event any portion of the Demised Premises is taken by any condemnation or eminent domain proceeding or should the Demised Premises by conveyed in lieu of such a taking and this Lease continues in force as to any part of the Demised Premises, as hereinafter provided, the base



                                                                *,if true,
monthly rental herein specified to be paid shall be ratably reduced according to the area of the Demised Premises which is actually taken, as of the date of such taking, and TENANT shall be entitled to no other consideration by reason of such a taking and any damages whatsoever suffered by TENANT and occasioned by such taking shall not entitle TENANT to share to any extent in any and all income, rent, awards, or any interest therein whatsoever which may be made in connection with such a taking and TENANT does hereby relinquish and assign to LANDLORD all TENANT's rights and equities in and to any such income, rent, awards, or any interest therein.

In the event of a partial taking of the building, either by condemnation, eminent domain, or conveyance in lieu thereof, LANDLORD may elect to terminate this Lease if the remaining area of the building shall not be reasonably sufficient for LANDLORD to continue feasible and economical operation of the remaining portion of the building, in the LANDLORD's sole discretion. Upon the giving of such notice this Lease shall terminate on the date of service of such notice, and the rents apportioned to the part of the Demised Premises so taken shall be prorated and adjusted as of the date of the taking and the rents apportioned to the remainder of the Demised Premises shall be prorated and adjusted as of such termination date.

Should all the Demised Premises be so taken, this Lease shall terminate as of the date of such a taking and in the event TENANT shall be entitled to no damages or any consideration by reason of such taking, except the cancellation and termination of this Lease as of the date of said taking.

        26.     PEACEFUL POSSESSION:

LANDLORD warrants and represents that it is the owner of the Demised Premises and has full right, power, and authority to enter into this Lease Agreement.
So long as TENANT pays all of the fixed rent and Additional Rent and charges due hereunder and performs all of TENANT's other obligations hereunder, TENANT shall peaceably and quietly have, hold, and enjoy the Demised Premises throughout the term of this Lease, without interference or hindrance by LANDLORD or any person claiming by, through, or under LANDLORD.

        27.     ACCESS, CHANGES IN BUILDING FACILITIES NAME:

Except for the inside surfaces of all walls, windows, and doors bounding the Demised Premises, all of the building, including exterior building walls, core corridor walls and doors, and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric, or other utilities, sinks, or other building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration, and repair, are reserved to LANDLORD.

TENANT shall permit LANDLORD to install, use, and maintain pipes, ducts, and conduits within the demising walls, bearing columns, ceilings of the Demised Premises. LANDLORD shall be responsible for repairing, at its own expense, any damages caused by such installation or maintenance.

LANDLORD or LANDLORD's agents shall have the right, upon request, to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours (i) to examine the Demised Premises and to show them to the fee owners, holders of superior mortgages, or prospective purchasers, mortgagees of lessees of the building as an entirety, and (ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises or in or to the building or its facilities as may be provided for by this Lease or as may be mutually agreed upon by the parties or as LANDLORD may be required to make by law or in order to repair and maintain the building or its fixtures or facilities. LANDLORD shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting, or maintenance. LANDLORD shall also have the right to enter on and/or pass through the Demised Promises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the building.

During the period commencing six (6) months prior to the end of the term hereof, LANDLORD may exhibit the Demised Premises to prospective tenants at reasonable times and during reasonable hours upon advance and proper notification to TENANT.

LANDLORD reserves the right, at any time after completion of the building, to make such reasonable changes in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable.

LANDLORD may adopt any name for the building. LANDLORD reserves the right to change the name or address of the building at any time.

      28.  SURRENDER, HOLDING OVER:

On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by LANDLORD upon the Demised Premises, TENANT shall peaceably and without notice of any sort, quit and surrender the Demised Premises to LANDLORD in good order, condition, and repair, except for ordinary wear and tear and such damage or destruction as LANDLORD is required to repair or restore under the terms of this Lease, and TENANT shall remove all of TENANT's property therefrom. TENANT specifically agrees that in the event TENANT retains possession and does not so quit and Surrender the Demised Premises to LANDLORD, then TENANT shall pay LANDLORD (i) all damages that LANDLORD may suffer on account of TENANT's failure to so surrender and quit the Demised Premises, including but not limited to any and all claims made by succeeding tenant of the Demised Premises against LANDLORD based on delay of LANDLORD in delivering possession of the Demised Premises to said succeeding tenant to the extent such delay is occasioned by the failure of TENANT to so quit and surrender said Premises, and (ii) rent for each month or any applicable portion of a month of such holding over at the amount payable for the month immediately preceding the termination of this Lease, during the time the TENANT thus remains in possession. The provisions of this paragraph do not waive any of the LANDLORD's rights of re-entry or any other right under the terms of this lease or the laws of Florida. If TENANT shall fail to surrender the Premises as herein provided, no new tenancy shall be created and TENANT shall be guilty of unlawful detainer. No surrender of this Lease or of the Premises shall be binding on the LANDLORD unless acknowledged by LANDLORD in writing.
      * 175%

      29.  UTILITIES:

The TENANT agrees to pay promptly for all utilities used and consumed on the Premises which are separately metered to the Demised Premises. TENANT agrees that TENANT will pay its proportionate TENANT's Share (as defined in Paragraph 15 above) of the electric, water, and sewage bills which are not separately metered. If the TENANT uses water and sewage or extraordinary electrical power for commercial purposes, a separate meter will be installed at TENANT's expenses and TENANT will pay separately for such electric, water, and sewage services. In this context, water and sewage for commercial purposes shall mean that the TENANT is utilizing the water, sewer, and electric power for the purpose of production of a product for the preparation of a product for shipping or the integration of the use of water and the disposition of the sewage in connection with a business as opposed to the usage for light and for the benefit of employees, bathroom facilities, and the like.

      30.  SECURITY SYSTEMS:

The LANDLORD, at its sole discretion, determination, and option may enter into a contract or otherwise provide or make arrangement for the providing of a security system which may include security guards and/or electronic devices and/or a security guard gate and gate house. In the event that the LANDLORD elects to obtain such security system or systems, then the TENANT shall pay its proportionate share of the expense. The TENANT's proportionate share of the expense shall be determined by taking the total square footage of the TENANT's Demised Premises as a numerator and dividing that by the total square footage of the rentable area in the building served by that security system as the denominator, and then multiplying that by the annual cost of the service or system. The TENANT shall pay its proportionate share on a monthly basis together with its rental payment.

The LANDLORD shall in no way be responsible for the performance of the obligations of the security guards, and the TENANT hereby releases the LANDLORD from any claims of any nature whatsoever in connection with the furnishing of security guard services. The TENANT further acknowledges that should said services by provided on a negligent basis, that its sole and exclusive remedy shall be to seek recovery against the security service company.

        31.  COMMON AREAS:

With the exception of the use of the parking lot for the parking of vehicles and waling to and from the Demised Premises, the TENANT, the TENANT's employees, guests, and invitees shall not use the parking lot and areas not contained within the Demised Premises.*

        32.   RELOCATION OF TENANT:

LANDLORD expressly reserves the right at LANDLORD's sole cost and expense to remove TENANT from the Leased Premises and to relocate TENANT in some other space of LANDLORD's choosing of approximately the same dimensions and size, which other space shall be improved and decorated by LANDLORD at LANDLORD's expense. LANDLORD shall have the right, in LANDLORD's sole discretion, to use such decorations and materials from the existing Leased Premises, or other materials so that the space in which TENANT is relocated shall be comparable in its interior design and decoration to the Leased Premises from which TENANT is removed. Nothing herein contained shall be construed to relieve TENANT or imply that TENANT is relieved of the liability for or obligation to pay any Additional Rent due by reason of the provisions of Paragraph 15 of this Lease, the provisions of which paragraph shall be applied to the space in which TENANT is relocated on the same basis as said provisions were applied to the Leased Premises from which TENANT is removed. TENANT agrees that LANDLORD's exercise of its election to remove and relocate TENANT shall not terminate this Lease or release TENANT, in whole or in part, from TENANT's obligations to pay Rent and perform the covenants and agreements hereunder for the full Lease Term.

        33.  SIGNS:

Attached hereto marked as Exhibit "C" and made a part hereof is the LANDLORD's sign standard. The TENANT must, prior to installing a sign, receive LANDLORD's prior written approval of the proposed sign. The TENANT will submit a "permit ready" set of sign plans for LANDLORD's approval. Notwithstanding the fact that LANDLORD shall have approved the plans the TENANT must comply with all applicable governmental rules and laws concerning signs and their installation. In no event will a sign be approved by LANDLORD which does not comply with the standard attached hereto.

        34.  HAZARDOUS WASTE:

The TENANT agrees not to store in, on, or outside of the Premises any hazardous materials of any type, as defined by any local, state, or federal agency, or any other toxic, corrosive, reactive, or ignitable material.

The TENANT agrees to document all hazardous waste disposal, if any, and to keep the same on file for five years and to document the same by one of the following types of documentation: A hazardous waste manifest; a bill of lading from a bonded hazardous substance transporter showing shipment of a licensed hazardous waste facility; or a confirmation of receipt of materials from a recycler, a waste exchange operation, or other permitted hazardous waste management facility.

TENANT agrees not to generate hazard effluents.

TENANT agrees to allow reasonable access to facilities for monitoring of the above by LANDLORD, Palm Beach County, ERM, and the Florida DER to assure compliance with the above as well as any other condition relating to the use of the subject property.

Violation of any of the above shall be deemed to be a default on the part of the TENANT of the terms of the Lease at the option of the LANDLORD.

*Tenant shall be granted the use of up to 1.2 parking spaces per 1,000 square feet leased (72 spaces). Five (5) out of these 72 spaces shall be marked "Visitor Parking". Parking at Boca Industrial Park is unreserved and in common with all tenants;

        35.  RADON GAS:

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

        36.  ENTIRE AGREEMENT:

This Lease along with the attached Exhibits contain the entire agreement between the parties hereto and all previous negotiations leading hereto and it may be modified only by an agreement in writing signed and sealed by the LANDLORD and TENANT.

IN WITNESS WHEREOF, the LANDLORD and TENANT have duly signed and executed these presents at Palm Beach County, on this 3rd day of March 1995.

Signed, Sealed And Delivered            "LANDLORD"
In the Presence Of:                     WRC Properties, Inc.


                                        By: /s/ Harry St. Clair
----------------------------------         --------------------------
                                               HARRY ST. CLAIR
                                              ASSISTANT SECRETARY
----------------------------------
As To LANDLORD
                                        "TENANT"
                                        Network Marketing, L.C.
                                        d.b.a. Rexall Showcase International


/s/ Joan  Struck
----------------------------------      By: /s/ Richard Werber
/s/ Rachelle F. Schindle                   ------------------------
----------------------------------
As To TENANT

I/we hereby acknowledge and agree to be bound by the terms and conditions of Paragraph 20 of this Lease, and the balance of this Lease as it relates to Paragraphs 19 and 20. There are no other agreements or understandings or representations made by the LANDLORD or TENANT other than those contained in this Lease.

                                     Broker:

                                     Commercial Florida Realty Partners, Inc.
                                     ----------------------------------------
                                     By:/s/
                                     ----------------------------------------

/s/ Rosanne DeBernardo
----------------------------
As to Broker




                                     Broker:

                                     McCoy/PM Realty Group
                                     -----------------------------------------


                                     By:/s/
                                        -------------------------------------


----------------------------
As to Broker

                                 EXHIBIT "A"






                                  SITE PLAN
                                   TRACT II




                                    [MAP]

                                 EXHIBIT "B"


                            RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, vestibules, or stairways shall not be obstructed or encumbered by any TENANT or used for any purpose other than ingress and egress to and from the demised premises.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LANDLORD and the City of Boca Raton.

3. No sign, advertisement, notice, or other letting shall be exhibited, inscribed, painted, or affixed by any TENANT on any part of the outside or inside of the demised premises or building without the prior written consent of the LANDLORD and the City of Boca Raton. In the event of the violation of the foregoing by any TENANT, the LANDLORD may remove same without any liability, and may charge the expense incurred by such removal to the TENANT or TENANTS violating this rule.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways, and other public places in the building shall not be covered or obstructed by any TENANT, nor shall any bottles, parcels, or other articles be placed on the windowsills.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixture shall be borne by the TENANT who, or whose servants, employees, agents, visitors, or licensees shall have caused the same.

6. No TENANT shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of the LANDLORD and as it may direct.

7. No TENANT shall make, or permit to be made, any unseemingly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them, whether by the use of any musical instruments, radio talking machine, unmusical noise, whistling, singing, or in any other way. No TENANT shall throw anything out of the doors, windows, or skylights, or down the passageways.

8. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by TENANT, nor shall any change be made in existing locks or the mechanism thereof. Each TENANT must, upon the termination of his tenancy, restore to the LANDLORD all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such TENANT, and in the event of the loss of any keys so furnished, such TENANT shall pay to the LANDLORD the cost thereof.

9. No TENANT shall occupy or permit any portion of the premises demised to him to be used for the possession, storage, manufacture, or sale of liquor. No TENANT shall engage or pay any employees of the demised premises, except those actually working for such TENANT on said premises nor advertise for laborers giving an address at said premises.

10. The premises shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purpose.

11. The requirements of TENANTS will be attended to only upon application at the office of the building. Employees shall not perform any work or do anything outside of the regular duties unless under special instruction from the LANDLORD.

12. Canvassing, soliciting and peddling in the building is prohibited and such TENANT shall cooperate to prevent the same.

13. The LANDLORD specifically reserves the right to refuse admittance to the building after 7:00 p.m. daily, or on Sundays or on legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who for any other reason in the LANDLORDS judgment, should be denied access to the premises. The LANDLORD, for the protection of the TENANTS and their effects may prescribe hours and intervals during the night, on Sunday, and holidays, when all persons entering and departing the building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance or departure in a Register provided for that purpose by the LANDLORD.

14. The LANDLORD may retain a pass key to the leased premises, and be allowed admittance thereof at all times to enable its representatives to examine the demised premises.

15. The LANDLORD reserves the right to make such other and further reasonable rules and regulate in its judgment may from time to time be needed for the safety, care, and cleanliness of the premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

16. Except as otherwise approved in writing by the LANDLORD's insurer, no TENANT, nor any of the TENANT's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible, or explosive-fluid, chemical, or substance.

17. Notwithstanding anything contained to the contrary, the TENANT shall be entitled to park its' vehicles in the rear of the building during the nighttime hours.

                                 EXHIBIT "C"

                              SIGN REQUIREMENTS

                                     FOR
                             BOCA INDUSTRIAL PARK




1.  All signs must be submitted to the office of WRC Properties, Inc.
    c/o McCoy/PM Realty, at 6301 N.W. 5th Way, Ft. Lauderdale, FL 33309 for approval. Signs "not approved" will not be permitted to be erected. Submit three (3) sets of prints for approval. Approval given by WRC Properties, Inc. will not relieve any tenant from compliance with all acceptable sign codes set forth by the governing authority.

2. Signs projecting perpendicular from the face of the building, or above the roof, and/or parapet coping, will not be permitted.

3. Signs must be constructed of reverse channel aluminum fabricated individual letters 12" high and 2" deep, Microgramma Bold Style mounted to masonry using 1/8" brass stand offs. Color to match Sherwin Williams Mosaic Blue BM-33.7.

4.  Box or Plaque type signs will not be permitted.

5. Insignias or trademarks might be permitted if in the Landlord's opinion, proper relationship is achieved with overall design concept. Landlord's decision will be final.

6. Flashing or moving lights will not be permitted, nor will flood lighting be allowed.

7.  Placement of signs to be in accordance with attached plan.

                                    [MAP]

                                 EXHIBIT "D"
                             TENANT IMPROVEMENTS

Landlord shall provide Tenant with a tenant improvement allowance equal to Thirty Thousand Dollars and No Cents ($30,000.00). The payment of the allowance shall be subject to the following conditions:

1) Landlord's receipt of paid invoices for the improvements made to the leased premises.

2)   Landlord's receipt of Lien Waivers from all contractors.

3)   Landlord's receipt of Tenant's Certificate of Occupancy.

Upon receipt of the above stated items, Landlord shall reimburse up to $30,000.00 to Tenant.

Said tenant improvement allowance shall be provided in lieu of Landlord making any improvements to the leased premises. Tenant shall accept space in "as-is" condition.

Tenant may take early possession of the leased premises for initiating construction. All terms and conditions of the Lease shall be in full force and effect during this early occupancy period, with exception that rent shall not be due until the commencement date of the Lease. Landlord must have a copy of all Tenant's contractors certificates of insurance and licenses prior to any work being performed.

Any Landlord approved improvements made by Tenant shall remain the property of Tenant upon lease expiration. However, said improvements shall be removed at Tenant's expense upon expiration or sooner termination of the term of this Lease and Tenant, at its expense, shall also repair any damage to the Premises caused by such removal and restore the Premises to Building Standard.

               RIDER NO. 1 ANNEXED TO AND MADE A PART OF LEASE
                                   BETWEEN
                             WRC PROPERTIES, INC.
                                  AS LESSOR
                         AND NETWORK MARKETING, L.C.
                     D.B.A. REXALL SHOWCASE INTERNATIONAL
                                  AS LESSEE
                            DATED MARCH 3RD, 1995

                                   ADDENDUM


                            CONSENTS AND APPROVALS


Whenever this lease requires landlord's consent or approval, landlord will not withhold its approval or consent unreasonably or in bad faith, and landlord will not unreasonably delay its response to tenant's request for its approval or consent. Landlord will be deemed to have given its consent or approval to any request made by tenant in writing if landlord does not respond to tenant in writing within sixty (60) days after landlord's receipt of the request. If landlord withholds its consent or approval, its response will explain its reasons for doing so.

                           RIGHT OF FIRST OFFERING


Tenant shall be granted the Right of First Offering on any vacant space that becomes available throughout the term of this Lease in building number 204. Landlord shall use best efforts to notify Tenant of the availability of vacant space in building 204 when Landlord becomes aware of said space. Tenant shall have seven (7) business days in which to exercise their right of first offering. In the event Tenant exercises said right, the lease on the additional space shall commence within thirty (30) days from the date Tenant exercised their right of first offering. Lease terms shall be negotiated at the time the additional space is requested by Tenant.

                               LANDLORD ACCESS


Whenever this lease requires landlord's access to the leased premises, Landlord shall enter the premises at reasonable times with reasonable notice, except in the case of an emergency.

                               PREVAILING PARTY


To the extent that there are any conflicts between the provision as contained in this Addendum and the provisions of the Lease, the following provision of this Addendum shall govern:

Should suit be brought for the recovery of possession of the Premises, or for rent or any other sum due Lessor under this Lease, or because of the default of any of the covenants of the parties under this Lease, the prevailing party shall be entitled to recover all expenses of such suit and any appeal thereof, including reasonable attorney's fees.

                                 EARLY ACCESS

Tenant shall be granted access to the leased premises as soon as the existing tenant has vacated the premises. Tenant may use this period prior to the commencement date of the lease in order to install phone equipment, alarms, racks, etc., but in no event shall Tenant be permitted to hinder the Landlord from completing the improvements as outlined in this Lease on Exhibit "D" Tenant Improvements, attached hereto.

                                 EXHIBIT "D"
                             TENANT IMPROVEMENTS

Landlord shall provide Tenant with a tenant improvement allowance equal to Thirty Thousand Dollars and No Cents ($30,000.00). The payment of the allowance shall be subject to the following conditions:

1) Landlord's receipt of paid invoices for the improvements made to the leased premises.

2)   Landlord's receipt of Lien Waivers from all contractors.

3)   Landlord's receipt of Tenant's Certificate of Occupancy.

Upon receipt of the above stated items, Landlord shall reimburse up to $30,000.00 to Tenant.

Said tenant improvement allowance shall be provided in lieu of Landlord making any improvements to the leased premises. Tenant shall accept space in "as-is" condition.

Tenant may take early possession of the leased premises for initiating construction. All terms and conditions of the Lease shall be in full force and effect during this early occupancy period, with exception that rent shall not be due until the commencement date of the Lease. Landlord must have a copy of all Tenant's contractors certificates of insurance and licenses prior to any work being performed.

Any Landlord approved improvements made by Tenant shall remain the property of Tenant upon lease expiration. However, said improvements shall be removed at Tenant's expense upon expiration or sooner termination of the term of this Lease and Tenant, at its expense, shall also repair any damage to the Premises caused by such removal and restore the Premises to Building Standard.